Contact: Kathleen Campbell, Marketing Director	First Citizens Community Bank
570-662-0422	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited first quarter 2018 financial results

MANSFIELD, PENNSYLVANIA— April 26, 2018 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three months ended March 31, 2018.

Highlights

•
Net income was $4.3 million for the three months ended March 31, 2018, which is 28.6% higher than the net income for 2017's comparable period. The first quarter of 2018 was positively impacted by the Tax Cuts and Jobs Act, enacted on December 22, 2017, which lowered the federal corporate income tax rate from 34% to 21% effective January 1, 2018. The effective tax rate for the first three months of 2018 was 15.0% compared to 21.8% in the comparable period in 2017.

•	Net interest income before the provision for loan losses of $11.4 million for the three months ended March 31, 2018 was an increase of $1.4 million, or 14.2%, increase over the same period a year ago.

•	Net loan growth totaled $31.2 million in the first quarter of 2018, or 12.5% annualized.

•	Return on average equity for the three months (annualized) ended March 31, 2018 was 12.62% compared to 10.45% for the three months (annualized) ended March 31, 2017.

•	Return on average tangible equity for the three months (annualized) ended March 31, 2018 was 15.52% compared to 12.78% for the three months (annualized) ended March 31, 2017.

•	Return on average assets for the three months (annualized) ended March 31, 2018 was 1.24% compared to 1.08% for the three months (annualized) ended March 31, 2017.

Three Months Ended March 31, 2018 Compared to 2017

•
For the three months ended March 31, 2018, net income totaled $4,247,000 which compares to net income of $3,303,000 for the first three months of 2017, an increase of $944,000 or 28.6%.  Basic earnings per share of $1.22 for first three months of 2018 compares to $0.94 for the 2017 comparable period. Annualized return on equity for the three months ended March 31, 2018 and 2017 was 12.62% and 10.45%, while annualized return on assets was 1.24% and 1.08%, respectively.

•
Net interest income before the provision for loan loss for the three months ended March 31, 2018 totaled $11,420,000 compared to $9,997,000 for the three months ended March 31, 2017, resulting in an increase of $1,423,000, or 14.2%. Average interest earning assets increased $152.3 million for the three months ended March 31, 2018 compared to the same period last year.  Average loans increased $191.1 million while average investment securities decreased $42.7 million. The tax effected net interest margin for the three months ended March 31, 2018 was 3.68% compared to 3.78% for the same period last year, which was slightly impacted by the change in tax rates between periods.

•
The provision for loan losses for the three months ended March 31, 2018 was $500,000 compared to $615,000 for comparable period in 2017, a decrease of $115,000.  The decreased provision primarily reflects the lower loan growth experienced during the first three months of 2018 compared to 2017.

•
Total non-interest income was $1,906,000 for the three months ended March 31, 2018, which is $129,000 less than the comparable period last year.  Decreases in investment securities gains and gains on loans sold were partially offset by increases in service charges and trust income.

•
Total non-interest expenses for the three months ended March 31, 2018 totaled $7,832,000 compared to $7,191,000 for the same period last year, which is an increase of $641,000, or 8.9%.  Salaries and benefits increased $469,000 primarily due to the increased costs associated with merit increases and branch and loan production office expansion. Other expenses increased $172,000, which was primarily due to office expansions as well as an increase in other real estate owned expenses.

•
The provision for income taxes decreased $176,000 when comparing the three months ended March 31, 2018 to the same period in 2018. The decrease is attributable to the Tax Cuts and Jobs Act, which lowered the Bank's statutory tax rate from 34% to 21%, partially offset by an increase in pre-tax income.  The effective tax rate for the first three months of 2018 was 15.0% compared to 21.8% in the comparable period in 2017.

Balance Sheet and Other Information:

•	At March 31, 2018, total assets were $1.38 billion, compared to $1.36 billion at December 31, 2017 and $1.22 billion at March 31, 2017.

•
Available for sale securities of $251.3 million at March 31, 2018 decreased $3.4 million from December 31, 2017 and $30.4 million from March 31, 2017. The decrease was utilized to fund growth in the loan portfolio.

•
Net loans as of March 31, 2018 totaled $1.02 billion and increased $30.8 million from December 31, 2017 and $184.2 million from March 31, 2017. The growth in 2018 was in commercial and agricultural relationships, which continues the trend from 2017.

•
The allowance for loan losses totaled $11,587,000 at March 31, 2018 which is an increase of $397,000 from December 31, 2017.  The increase is due to recording a provision for loan losses of $500,000 and recoveries of $13,000, offset by charge-offs of $116,000.  Annualized net charge-offs as a percent of total loans through March 31, 2018 was .04%.  The allowance as a percent of total loans was 1.12% as of March 31, 2018 and December 31, 2017.

•	Deposits increased $10.2 million from December 31, 2017, to $1.12 billion at March 31, 2018. Borrowed funds increased $9.5 million from December 31, 2017 to $124.1 million at March 31, 2018.

•
Stockholders' equity totaled $129.9 million at March 31, 2018, compared to $129.0 million at December 31, 2017, an increase of $839,000.  The increase was attributable to net income for the three months ended March 31, 2018 totaling $4.2 million, offset by cash dividends for the first quarter totaling $1.5 million.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $1.6 million from December 31, 2017.

Dividend Declared

On March 6, 2018, the Board of Directors declared a cash dividend of $0.435 per share, which was paid on March 30, 2018 to shareholders of record at the close of business on March 16, 2018. The quarterly cash dividend is an increase of 7.5% over the regular cash dividend of $0.405 per share declared one year ago, as adjusted for the 5% stock dividend declared in June 2017.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(in thousands, except share data)
	As of or For The
	Three Months Ended
	March 31
	2018	2017
Income and Performance Ratios
Net Income	$4,247	$3,303
Return on average assets (annualized)	1.24%	1.08%
Return on average equity (annualized)	12.62%	10.45%
Return on average tangible equity (annualized) (b)	15.52%	12.78%
Net interest margin (tax equivalent)	3.68%	3.78%
Earnings per share - basic	$1.22	$0.94
Earnings per share - diluted	$1.22	$0.94
Cash dividends paid per share	$0.435	$0.405

Asset quality
Allowance for loan and lease losses	$11,587	$9,405
Non-performing assets	$12,814	$12,745
Allowance for loan and lease losses/total loans	1.12%	1.11%
Non-performing assets to total loans	1.24%	1.51%
Annualized net charge-offs (recoveries) to total loans	0.04%	0.05%

Equity
Book value per share	$38.72	$36.30
Tangible Book value per share (b)	$31.50	$29.66
Market Value (Last trade of month)	$62.65	$52.77
Common shares outstanding	3,481,762	3,316,185
Number of shares used in computation - basic	3,478,280	3,479,180
Number of shares used in computation - diluted	3,478,643	3,479,200

Other
Total Risk Based Capital Ratio (a)	13.09%	14.57%
Tier 1 Risk Based Capital Ratio (a)	11.92%	13.44%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.17%	12.56%
Leverage Ratio	8.87%	9.52%
Average Full Time Equivalent Employees	261.9	254.9
Loan to deposit Ratio	92.00%	81.28%

Balance Sheet Highlights	March 31,	December 31	March 31,
	2018	2017	2017

Assets	$1,382,483	$1,361,886	$1,224,524
Equity and available for sale securities	251,528	254,782	281,773
Loans (net of unearned income)	1,031,738	1,000,525	845,307
Allowance for loan losses	11,587	11,190	9,405
Deposits	1,115,153	1,104,943	1,037,609
Stockholders' Equity	129,850	129,011	124,956

(a) Presented as projected for March 31, 2018 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,	December 31	March 31,
(in thousands except share data)	2018	2017	2017
ASSETS:
Cash and due from banks:
Noninterest-bearing	$10,141	$16,347	$13,587
Interest-bearing	2,334	2,170	1,210
Total cash and cash equivalents	12,475	18,517	14,797

Interest bearing time deposits with other banks	10,532	10,283	6,708

Equity securities	188	-	-

Available-for-sale securities	251,340	254,782	281,773

Loans held for sale	233	1,439	1,581

Loans (net of allowance for loan losses: $11,587 at March 31, 2018;
$11,190 at December 31, 2017 and $9,405 at March 31, 2017)	1,020,151	989,335	835,902

Premises and equipment	16,378	16,523	16,949
Accrued interest receivable	4,283	4,196	3,618
Goodwill	23,296	23,296	21,089
Bank owned life insurance	27,035	26,883	26,389
Other intangibles	1,856	1,953	2,012
Other assets	14,716	14,679	13,706

TOTAL ASSETS	$1,382,483	$1,361,886	$1,224,524

LIABILITIES:
Deposits:
Noninterest-bearing	$173,124	$171,840	$157,426
Interest-bearing	942,029	933,103	880,183
Total deposits	1,115,153	1,104,943	1,037,609
Borrowed funds	124,121	114,664	46,836
Accrued interest payable	867	897	612
Other liabilities	12,492	12,371	14,511
TOTAL LIABILITIES	1,252,633	1,232,875	1,099,568
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2018 or 2017	-	-	-
Common stock
$1.00 par value; authorized 15,000,000 shares; issued 3,869,939 at March 31, 2018
and December 31, 2017 and 3,704,375 at March 31, 2017	3,870	3,870	3,704
Additional paid-in capital	51,113	51,108	42,256
Retained earnings	92,713	89,982	93,172
Accumulated other comprehensive loss	(4,977)	(3,398)	(1,421)
Treasury stock, at cost: 388,177 at March 31, 2018; 383,065 shares at December 31, 2017
and 388,190 shares at March 31, 2017	(12,869)	(12,551)	(12,755)
TOTAL STOCKHOLDERS' EQUITY	129,850	129,011	124,956
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,382,483	$1,361,886	$1,224,524

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended
	March 31,
(in thousands, except per share data)	2018	2017
INTEREST INCOME:
Interest and fees on loans	$11,861	$9,717
Interest-bearing deposits with banks	58	35
Investment securities:
Taxable	800	804
Nontaxable	527	668
Dividends	137	76
TOTAL INTEREST INCOME	13,383	11,300
INTEREST EXPENSE:
Deposits	1,316	1,045
Borrowed funds	647	258
TOTAL INTEREST EXPENSE	1,963	1,303
NET INTEREST INCOME	11,420	9,997
Provision for loan losses	500	615
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	10,920	9,382
NON-INTEREST INCOME:
Service charges	1,104	1,058
Trust	251	221
Brokerage and insurance	181	191
Gains on loans sold	72	101
Investment securities gains, net	6	172
Earnings on bank owned life insurance	152	166
Other	140	126
TOTAL NON-INTEREST INCOME	1,906	2,035
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,835	4,366
Occupancy	592	527
Furniture and equipment	142	139
Professional fees	295	310
FDIC insurance	100	105
Pennsylvania shares tax	300	281
Amortization of intangibles	76	76
ORE expenses	138	90
Other	1,354	1,297
TOTAL NON-INTEREST EXPENSES	7,832	7,191
Income before provision for income taxes	4,994	4,226
Provision for income taxes	747	923
NET INCOME	$4,247	$3,303

PER COMMON SHARE DATA:
Net Income - Basic	$1.22	$0.94
Net Income - Diluted	$1.22	$0.94
Cash Dividends Paid	$0.435	$0.405

Number of shares used in computation - basic	3,478,280	3,479,180
Number of shares used in computation - diluted	3,478,643	3,479,200

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	March 31,	Dec 31	Sep 30	June 30	March 31,
	2018	2017	2017	2017	2017
Interest income	$13,383	$12,895	$12,120	$11,778	$11,300
Interest expense	1,963	1,659	1,503	1,374	1,303
Net interest income	11,420	11,236	10,617	10,404	9,997
Provision for loan losses	500	800	500	625	615
Net interest income after provision for loan losses	10,920	10,436	10,117	9,779	9,382
Non-interest income	1,900	1,981	1,912	1,865	1,863
Investment securities gains, net	6	831	9	23	172
Non-interest expenses	7,832	7,710	7,247	7,166	7,191
Income before provision for income taxes	4,994	5,538	4,791	4,501	4,226
Provision for income taxes	747	2,934	1,141	1,033	923
Net income	$4,247	$2,604	$3,650	$3,468	$3,303
Earnings Per Share Basic	$1.22	$0.75	$1.05	$1.00	$0.94
Earnings Per Share Diluted	$1.22	$0.75	$1.05	$1.00	$0.94

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended March 31,
		2018			2017
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	8,100	5	0.25	7,643	2	0.11
Interest bearing time deposits at banks	10,311	53	2.11	6,870	33	1.97
Investment securities	258,443	1,604	2.48	301,147	1,892	2.51
Loans, net of discount (2)(3)(4)	1,018,195	12,039	4.79	827,139	10,038	4.92
Total interest-earning assets	1,295,049	13,701	4.29	1,142,799	11,965	4.25
Cash and due from banks	6,908			6,671
Bank premises and equipment	16,481			17,007
Other assets	54,878			56,145
Total non-interest earning assets	78,267			79,823
Total assets	1,373,316			1,222,622
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	325,937	330	0.41	310,621	240	0.31
Savings accounts	185,242	50	0.11	175,424	45	0.10
Money market accounts	145,890	245	0.68	116,889	130	0.45
Certificates of deposit	266,275	691	1.05	262,523	630	0.97
Total interest-bearing deposits	923,344	1,316	0.58	865,457	1,045	0.49
Other borrowed funds	138,613	647	1.89	68,854	258	1.52
Total interest-bearing liabilities	1,061,957	1,963	0.75	934,311	1,303	0.57
Demand deposits	164,189			147,019
Other liabilities	12,537			14,872
Total non-interest-bearing liabilities	176,726			161,891
Stockholders' equity	134,633			126,420
Total liabilities & stockholders' equity	1,373,316			1,222,622
Net interest income		11,738			10,662
Net interest spread (5)			3.54%			3.68%
Net interest income as a percentage
of average interest-earning assets			3.68%			3.78%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

				Three Months Ended
				March 31,
Reconciliation of net interest income on fully taxable equivalent basis				2018	2017
Total interest income				$13,383	$11,300
Total interest expense				1,963	1,303
Net interest income				11,420	9,997
Tax equivalent adjustment				318	665
Net interest income (fully taxable equivalent)				$11,738	$10,662

8

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Real estate:
Residential	$215,349	$214,479	$206,389	$205,725	$203,817
Commercial	320,381	308,084	273,624	271,342	267,097
Agricultural	248,710	239,957	207,052	188,547	156,299
Construction	22,239	13,502	17,074	25,569	26,118
Consumer	9,672	9,944	10,784	10,603	10,508
Other commercial loans	74,930	72,013	56,222	56,952	59,800
Other agricultural loans	40,396	37,809	34,066	32,974	24,227
State & political subdivision loans	100,061	104,737	101,951	96,337	97,441
Total loans	1,031,738	1,000,525	907,162	888,049	845,307
Less allowance for loan losses	11,587	11,190	10,447	9,979	9,405
Net loans	$1,020,151	$989,335	$896,715	$878,070	$835,902

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$5,660	$3,489	$3,360	$2,927	$2,548

Non-accrual loans	$11,433	$10,171	$11,821	$11,511	$10,482
Loans past due 90 days or more and accruing	429	555	173	812	1,015
Non-performing loans	$11,862	$10,726	$11,994	$12,323	$11,497
OREO	952	1,119	1,570	1,194	1,248
Total Non-performing assets	$12,814	$11,845	$13,564	$13,517	$12,745

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	March 31,	December 31,	September 30,	June 30,	March 31,
(In Thousands)	2018	2017	2017	2017	2017
Balance, beginning of period	$11,190	$10,447	$9,979	$9,405	$8,886
Charge-offs	(116)	(73)	(56)	(65)	(119)
Recoveries	13	16	24	14	23
Net (charge-offs) recoveries	(103)	(57)	(32)	(51)	(96)
Provision for loan losses	500	800	500	625	615
Balance, end of period	$11,587	$11,190	$10,447	$9,979	$9,405

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(in thousands, except share data)

	Three Months Ended
	March 31,
	2018	2017
Tangible Equity
Stockholders Equity - GAAP	$129,850	$124,956
Accumulated other comprehensive loss	4,977	1,421
Intangible Assets	(25,152)	(23,101)
Non-GAAP Total Tangible Book Value	109,675	103,276
Shares outstanding adjusted for June 2017 stock Dividend	3,481,762	3,481,749
Tangible Book value per share	31.50	29.66

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